EXHIBIT 10.21


                                 FIRST AMENDMENT
                                       TO
                           CHANGE IN CONTROL AGREEMENT


         THIS FIRST AMENDMENT TO CHANGE IN CONTROL AGREEMENT is made as of January 1, 1999, by and among ESSEX BANCORP, INC. (`Bancorp") and EARL McPHERSON, ("Employee").


                                   WITNESSETH:

         WHEREAS, Bancorp entered into a Change in Control Agreement with Employee dated as of January 1, 1998 (the "Agreement"); and

         WHEREAS, Bancorp and Employee desire to amend the Change in Control Agreement in certain respects.

         NOW, THEREFORE, in consideration of the premises and mutual covenants set forth therein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, Bancorp and Employee agree as follows:

         1. The first sentence of Section 1(a) in the Agreement is amended to delete the figure of "one hundred and fifty percent (150%)" and to substitute in lieu thereof the figure "two hundred percent (200%)" effective January 1, 1999.

         2. The last sentence of Section 1(a) of the Agreement is amended to read in its entirety as follows:

                  Any provision herein to the contrary notwithstanding, no Change in Control shall be deemed to occur as a result of :
                  (1) any transaction prior to January 1, 1999; (2) any purchase, transfer or other disposition of the Series B and Series C preferred shares of Bancorp; (3) any exercise, conversion, transfer of warrants or options of Bancorp which were issued prior to 1996 (and any such exercise, conversion or transfer shall be disregarded in determining whether a Change in Control has occurred); and/or (4) any issuance by Bancorp of additional shares or other securities on or after January 1, 1999.



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         3. Except as provided  above,  the  Agreement  is hereby  ratified  and continued in all respects.

                                      ESSEX BANCORP, INC.



                                      By:  /s/ Gene D. Ross
                                         ------------------------------
                                               Its:  President



                                      /s/ EARL McPHERSON
                                      ---------------------------------